UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 9, 2019

Date of Report (Date of earliest event reported)

Invesco CurrencyShares® Swedish Krona Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-32908	56-6666926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 9, 2019, Invesco Specialized Products, LLC, as Sponsor of the Invesco CurrencyShares® Swedish Krona Trust (the “Trust”), entered into a Global Amendment to Depositary Trust Agreements with The Bank of New York Mellon, in its capacity as Trustee of the Trust and eight other trusts (the “Global Amendment”). The Global Amendment changed the fiscal year end of the Trust to December 31 of each year, as approved and directed by the Sponsor on behalf of the Trust.

The Swedish Krona Shares (the “Shares”) continue to trade on NYSE Arca under the symbol “FXS.” The fiscal year end change does not affect the rights of the holders of Shares. No other changes to the Depositary Trust Agreement dated June 8, 2006, establishing the Trust, were made in connection with the fiscal year end change.

A copy of the Global Amendment effecting the name change is attached hereto as Exhibit 4.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 9, 2019, the Board of Managers of Invesco Specialized Products, LLC, as Sponsor of the Trust, acted to change the Trust’s fiscal year end from October 31 of each year to December 31 of each year (the “Fiscal Year Change”). In accordance with the applicable rules of the Securities and Exchange Commission, the Trust will file, on or about March 12, 2019, a transition report on Form 10-K with respect to the two-month transition period beginning November 1, 2018 and ending December 31, 2018. The Trust’s 2019 fiscal year will commence on January 1, 2019.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Global Amendment to Depositary Trust Agreements dated as of January 9, 2019 between Invesco Specialized Products, LLC and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO CURRENCYSHARES®
SWEDISH KRONA TRUST

	By:	Invesco Specialized Products, LLC
Sponsor of the Invesco CurrencyShares®
Swedish Krona Trust

January 11, 2019		By:	/s/ Anna Paglia
Anna Paglia
Secretary